Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-B

KEY PERFORMANCE FACTORS
November 30, 2000



Expected B Maturity 3/16/09


Blended Coupon 5.9788%


Excess Protection Level
3 Month Average   6.30%
November, 2000   6.59%
October, 2000   6.42%
September, 2000   5.88%


Cash Yield19.74%


Investor Charge Offs 4.46%


Base Rate 8.69%


Over 30 Day Delinquency 5.24%


Seller's Interest11.84%


Total Payment Rate13.77%


Total Principal Balance$56,372,819,075.31


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,672,128,513.82